Exhibit 99.1

InPhonic Announces Record Revenues and Raises 2005 Revenue and EPS Guidance

Reports Full Year 2004 Revenue of $204.2 million and Q4 2004 Revenue of $60.0 million

WASHINGTON, DC, February 8, 2005 — InPhonic, Inc. (NASDAQ: INPC), a leading online seller of wireless services, today reported record revenues and raises 2005 Revenue and EPS Guidance above current analyst estimates.

Fourth Quarter 2004 Results

GAAP Results: Revenues were $60.0 million in the fourth quarter 2004, compared with $54.7 million in the fourth quarter 2003, an increase of 10% year over year. Net loss was $(1.4) million or $(0.37) per basic and diluted shares, in the fourth quarter 2004, reflecting a decrease of $(9.7) million compared with net income of $8.3 million, or $0.25 per diluted shares, in the fourth quarter 2003. The fourth quarter 2003 results included the effects of the one-time recognition of $17.3 million in revenues that were previously deferred in accordance with Staff Accounting Bulletin (“SAB”) No. 101, Revenue Recognition in Financial Statement. This one-time recognition impacted both revenues and net income for the quarter.

Non-GAAP Results: Revenues were $60.0 million in the fourth quarter 2004, compared with revenues of $37.4 million excluding the effects of the one-time recognition of $17.3 million in revenues in the fourth quarter 2003, an increase of 60% year over year. For the fourth quarter 2004, Adjusted EBITDA of $3.4 million, compared with $(5.0) million in the fourth quarter 2003, an improvement of $8.4 million year over year. Adjusted Earnings before Taxes (“Adjusted EBT”) of $1.9 million in the fourth quarter 2004 or $0.05 per pro forma diluted share reflecting an improvement of $12.1 million compared with adjusted EBT of $(10.2) million or $(0.39) per pro forma diluted share. The components of Adjusted EBITDA and Adjusted EBT are discussed below under “Non-GAAP Financial Measures”. This performance exceeded average analysts’ expectations of revenue of $54.1 million, Adjusted EBITDA of $2.6 million and Adjusted EBT of $0.03 per pro forma diluted share for the fourth quarter 2004.

Full Year 2004 Results

GAAP Results: Revenues were $204.2 million for 2004, compared with $136.1 million for 2003, an increase of 50% year over year. Net loss was $(10.2) million or $(2.13) per diluted share in 2004, reflecting an increase of $10.0 million, compared with net loss of $(20.2) million, or $(2.46) per basic and diluted shares in 2003. The 2003 results included the effects of the one-time recognition of $13.6 million in revenues that were previously deferred in accordance with Staff Accounting Bulletin (“SAB”) No. 101, Revenue Recognition in Financial Statements. This one-time recognition impacted both revenues and net income for the year.

Non-GAAP Results: Revenues were $204.2 million for 2004, compared with $122.5 million excluding the effects of the one-time recognition of $13.6 million in revenues for 2003, an increase of 67% year over year. For 2004, Adjusted EBITDA of $4.4 million, compared with $(21.3) million in 2003, an improvement of $25.7 million year over year. Adjusted Earnings before Taxes (“Adjusted EBT”) of $(1.1) million for 2004 or $(0.04) per pro forma diluted share, reflecting an improvement of $26.3 million compared with adjusted EBT of $(28.0) million or $(1.11) per pro forma diluted share. This performance exceeded average analysts’ expectations of revenue of $198.3 million, Adjusted EBITDA of $3.4 million and Adjusted EBT of $(0.11) per pro forma diluted share for 2004.

“We are very pleased with our strong 2004 and fourth quarter performance as we posted record top line growth and bottom-line improvement. We believe that our financial performance reflects the growing strength of our business and the compelling value proposition we provide to our customers.” said David Steinberg, Chief Executive Officer.

Operating Highlights

•	Acquired substantially all of the assets of A1 Wireless, one of the largest online activators of wireless devices over the internet;

•	Added distribution clients including Motorola, CNET, eCost, Sanyo, and Radio Shack;

•	Expanded our Mobile Virtual Network Enabler or “MVNE” services by adding AT&T as a premier client. We were selected by AT&T to deliver a systems platform for procurement, activation, billing and customer care;

•	Named the No. 1 fastest-growing private company in the United States on the 2004 Inc. 500 list, included in the 2004 “Best of the Web” by Forbes magazine; and

•	Completed our Initial Public Offering on November 16, 2004.

Other GAAP Fourth Quarter Financial Updates

•	Cash and marketable securities were $101.0 million at December 31, 2004.

•	Capital expenditures in the fourth quarter totaled $2.1 million, compared to $1.8 million in the fourth quarter of 2003.

See “Non-GAAP Financial Measures” for additional information.

2005 Outlook

Q1 2005 Guidance

Forward-looking guidance for the first quarter ending March 31, 2005, is as follows:

Revenue is expected to be between $52 million and $54 million; up from analysts’ original guidance of $44 million to $46 million which was raised to $46 million to $48 million after giving effects for the results of the A-1 acquisition. This projected result can be compared to Revenues of $40.1 million achieved in Q1 2004.

Adjusted EBITDA is expected to be between $1.5 million and $1.6 million; up from analysts’ previous guidance of $0.5 million to $0.6 million, which was raised $0.8 million to $0.9 million after giving effects for the results of the A-1 acquisition. This projected result can be compared to Adjusted EBITDA of $(2.8) million achieved in Q1 2004.

Adjusted Earnings before Taxes (“Adjusted EBT”) is expected to be between $0.00 to $0.01 per share; up from analysts’ previous guidance of $(0.01) to $(0.02). This projected result can be compared to Adjusted EBT per share of $(0.40) achieved in Q1 2004.

Full Year 2005 Guidance

Forward-looking guidance for the full-year ending December 31, 2005, is as follows: Revenue is expected to be between $315 million to $325 million; up from analysts’ previous guidance of $250 million to $260 million which was raised to $280 million to $290 million after giving effects for the results of the A-1 acquisition. This projected result can be compared to Revenues of $204 million achieved in 2004.

Adjusted EBITDA is expected to be between $35 million and $36 million; up from analysts’ previous guidance of $28 million to $30 million which was raised to $32 million to $33 million after giving effects for the results of the A-1 acquisition. This projected result can be compared to Adjusted EBITDA of $4.4 million achieved in 2004.

Adjusted Earnings before Taxes (“Adjusted EBT”) is expected to be between of $0.74 to $0.76 per share, up from analysts’ previous guidance of $0.67 to $0.69. This projected result can be compared to Adjusted EBT per share of $0.07 achieved in 2004.

Forward-Looking Statements

This press release contains forward-looking statements, including, without limitation, all statements related to future financial performance, plans to grow our business and build our brand. Words such as “expect,” “anticipate” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon our current expectations. Forward-looking statements involve risks and uncertainties. Our actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to our fluctuating operating results, seasonality in our business, our ability to acquire products on reasonable terms, our online business model, demand for our products, the strength of our brand, competition, our ability to fulfill orders and other risks detailed in our filings with the Securities and Exchange Commission, including the Prospectus with respect to our initial public offering filed pursuant to Rule 424(b)(4) on November 16, 2004. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and InPhonic undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Conference Call

Company management will be holding a conference call to discuss its fourth quarter and full year 2004 financial results on Tuesday, February 8, 2005 after the close of the day’s trading on the NASDAQ Stock Market. The company will host a conference call, open to the general public, at 5:00 PM Eastern Time to discuss the financial results of the fourth quarter and full year 2004, and provide a Company update.

The conference call can be accessed by the following:

•	800-289-0572 (Domestic) or 913-981-5543 (International); passcode 3604127.

•	The replay will be available through February 17, 2005 by dialing 888-203-1112 (Domestic) or 719-457-0820 (International); passcode 3604127.

•	The Company will also audio web cast the call.

•	A link to the audio web cast will be available on the Company’s own site at www.inphonic.com in the Investor Relations section.

•	More call information and an audio archive following the call will be available on the Company’s site at www.inphonic.com in the Investor Relations section.

•	Individual investors can listen to the call at www.fulldisclosure.com, Thomson/CCBN’s individual investor portal.

•	Institutional investors can access the call via the password-protected event management site, www.streetevents.com.

Non-GAAP Financial Measure

To supplement the Company’s consolidated financial statements, which are presented in accordance with GAAP, InPhonic uses Non-GAAP measures of certain components of financial performance, including Non-GAAP revenues in the fourth quarter 2003, Non-GAAP earnings before interest, taxes, depreciation and amortization and stock-based compensation (“EBITDA”), Non-GAAP net income per diluted share excluding stock-based compensation and depreciation and amortization related to acquisitions, Non-GAAP gross profit and Non-GAAP free cash flow generated by operations.

Non-GAAP revenues in the fourth quarter 2003. InPhonic uses the calculation of Non-GAAP revenues in the fourth quarter of 2003 to ensure accurate comparison of revenues to future period revenues. In the fourth quarter of 2003, InPhonic recognized $17.3 million of revenues previously deferred under SAB 101 and this amount is excluded from Non-GAAP fourth quarter 2003 revenues for comparative purposes. Similarly, InPhonic uses the calculation of Non-GAAP revenues for the full year 2003 to ensure accurate comparison to future period revenues. InPhonic excludes $13.6 million in 2003 revenues previously deferred under SAB 101 in calculating non-GAAP revenue for the full year 2003.

Adjusted EBITDA – Earnings before Interest, Taxes, Depreciation and Amortization adjusted for Stock-based Compensation

Adjusted EBT – Net Income (loss) excluding stock-based compensation and depreciation and amortization related to acquisitions

Adjusted EBT per pro forma diluted share – per share value of adjusted EBT on fully-diluted basis.

These measures should be considered in addition to results prepared in accordance with generally accepted accounting principles, but should not be considered a substitute for, or superior to, GAAP results. The Company has reconciled Non-GAAP financial measures included in this press release to the nearest GAAP measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these Non-GAAP financial measures to their most directly comparable GAAP financial measure.

Reconciliation of non-GAAP results of operations measures to the nearest comparable GAAP measures

(Unaudited)

The following table presents certain non-GAAP results before material non-recurring items (in millions):

	Three months ended December 31, 2003				Three months ended December 31, 2004
	Actual	Adjustments		Non-GAAP Results	Actual	Adjustments		Non-GAAP Results
Net sales	$54.7	$(17.3	)(a)	$37.4	$60.0			$60.0

Operating income (loss)	$8.4	$(17.3	)(a)	$(8.9)	$(1.2)			$(1.2)

		$(17.3	)(a)			$2.8	(c)
		$0.1	(c)			$0.1	(d)

Net income (loss)	$8.3	$(17.2)		$(8.9)	$(1.4)	$2.9		$1.5

	Year ended December 31, 2003				Year ended December 31, 2004
	Actual	Adjustments		Non-GAAP Results	Actual	Adjustments		Non-GAAP Results
Net sales	$136.1	$(13.6	)(b)	$122.5	$204.2			$204.2
Operating income (loss)	$(19.1)	$(13.6	)(b)	$(32.7)	$(9.6)			$(9.6)

		$(13.6	)(b)			$7.4	(c)
		$3.6	(c)			$0.1	(d)

Net income (loss)	$(20.2)	$(10.0)		$(30.2)	$(10.2)	$7.5		$(2.7)

	Three months ended March 31, 2004
	Actual	Adjustments		Non-GAAP Results
Net sales	$40.1			$40.1
Operating income (loss)	$(4.7)			$(4.7)

		$0.2	(c)

Net income (loss)	$(4.8)	$0.2		$(4.6)

(a)	One-time recognition of $17.3 million in revenues that were deferred prior to Q4 2004 in accordance with Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements.
(b)	One-time recognition of $13.6 million in revenues that were deferred prior to 2004 in accordance with Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements.
(c)	Non-GAAP net income excludes stock-based compensation.
(d)	Non-GAAP net income excludes depreciation and amortization related to a non-recurring Q4 2004 asset acquisition.

Reconciliation of non-GAAP measures to the nearest comparable GAAP measures

(Unaudited)

in millions

Adjusted EBITDA:

	Three Months Ended
	December 31, 2003		December 31, 2004
Net income (loss)	$8.3		$(1.4)
Non-recurring revenue adjustment	(17.3	)(a)
Add Back:
Net interest and other expense (income)	0.1		0.2
Taxes	—		—
Stock-based compensation	0.2		2.8
Impairment of goodwill and intangibles	2.0
Depreciation and amortization	1.7		1.8

Adjusted EBITDA:	$(5.0)		$3.4

	Year Ended
	December 31, 2003		December 31, 2004
Net income (loss)	$(20.2)		$(10.2)
Non-recurring revenue adjustment	(13.6	)(b)
Add Back:
Net Interest expense (income)	1.1		0.6
Taxes	—		—
Stock-based compensation	3.6		7.4
Impairment of goodwill and intangibles	2.4		0.2
Depreciation and amortization	5.4		6.4

Adjusted EBITDA:	$(21.3)		$4.4

	Three Months Ended
	March 31, 2004
Net income (loss)	$(4.8)
Non-recurring revenue adjustment	—
Add Back:
Net interest and other expense (income)	0.1
Taxes	—
Stock-based compensation	0.2
Impairment of goodwill and intangibles	—
Depreciation and amortization	1.6

Non-GAAP EBITDA	$(2.8)

(a)	One-time recognition of $17.3 million in revenues that were previously deferred in accordance with Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements.

(b)	One-time recognition of $13.6 million in revenues that were deferred prior to 2004 in accordance with Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements.

Reconciliation of non-GAAP measures to the nearest comparable GAAP measures

(Unaudited)

in millions except share and per share amounts

Non-GAAP EBT:

	Three Months Ended
	December 31, 2003		December 31, 2004
Net income (loss)	$8.3		$(1.4)
Non-recurring revenue adjustment	(17.3	)(a)
Add Back:
Net interest and other expense (income)	0.1		0.2
Taxes	—		—
Stock-based compensation	0.2		2.8
Depreciation and amortization of acquisitions	(1.5)		0.3

Non-GAAP EBT	$(10.2)		$1.9

EBT per share	$(0.39)		$0.05

Basic Weighted Average Shares	11,547,511		21,385,595
Add: Diluted shares	14,546,485		15,664,882
Weighted Average Diluted Shares	26,093,996		37,050,477

Treasury shares used in per share calculation	26,093,996		37,050,477

	Year Ended
	December 31, 2003		December 31, 2004
Net income (loss)	$(20.2)		$(10.2)
Non-recurring revenue adjustment	(13.6	)(b)	—
Add Back:
Net interest and other expense (income)	1.1		0.6
Taxes	—		—
Stock-based compensation	3.6		7.4
Depreciation and amortization of acquisitions	1.1		1.1

Non-GAAP EBT	$(28.0)		$(1.1)

EBT Per Share	$(1.11)		$(0.04)

Basic Weighted Average Shares	11,204,791		14,016,753
Add: Diluted shares	13,989,167		18,847,307
Weighted Average Diluted Shares	25,193,958		32,864,060

Shares used in per share calculation—Treasury Method Shares	25,193,958		32,864,060

	Three Months Ended
	December 31, 2003
Net income (loss)	$(4.8)
Non-recurring revenue adjustment	—
Add Back:
Net interest and other expense (income)	0.1
Taxes	—
Stock-based compensation	0.2
Depreciation and amortization of acquisitions	0.3

Non-GAAP EBT	$(4.2)

EBT per share	$(0.14)

Basic Weighted Average Shares	11,548,338
Add: Diluted shares	17,911,342
Weighted Average Diluted Shares	29,459,680

Treasury shares used in per share calculation	29,459,680

(a)	One-time recognition of $17.3 million in revenues that were previously deferred in accordance with Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements.

(b)	One-time recognition of $13.6 million in revenues that were deferred prior to 2004 in accordance with Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements.

Reconciliation of non-GAAP measures to the nearest comparable GAAP measures

(Unaudited)

in millions

	Three Months Ended
	December 31, 2003		December 31, 2004
Net income (loss)	$8.3		$(1.4)
Non-recurring revenue adjustment	(17.3	) (a)
Non-GAAP net income (loss)	(9.0)		(1.4)
Depreciation and amortization	1.7	(c)	1.8	(c)
Stock based compensation	0.2	(d)	2.8	(d)

Free cash flow	$(7.1)		$3.2

	Year Ended
	December 31, 2003		December 31, 2004
Net income	$(20.2)		$(10.2)
Non-recurring revenue adjustment	(13.6	) (b)
Non-GAAP net income	(33.8)		(10.2)
Depreciation and amortization	5.4	(c)	6.4	(c)
Stock based compensation	3.6	(d)	7.4	(d)

Free cash flow	$(24.8)		$3.6

(a)	One-time recognition of $17.3 million in revenues that were previously deferred in accordance with Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements.
(b)	One-time recognition of $13.6 million in revenues that were previously deferred in accordance with Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements.
(c)	Free cash flow excludes depreciation and amortization
(d)	Free cash flow excludes stock-based compensation